SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2001

                                NETCENTIVES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                         000-27253                93-1213291
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               475 Brannan Street
                             San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 615-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On May 16, 2001, Netcentives Inc., a Delaware corporation ("Netcentives"), announced certain management changes. A copy of Netcentives' press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         99.2 Press Release dated May 16, 2001.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NETCENTIVES INC.


Date:  May 16, 2001                     /s/ Eric Larsen
                                        ------------------
                                        Eric Larsen
                                        Chief Executive Officer and President
                                        (Duly Authorized and Principal Executive
                                        Officer)

                                NETCENTIVES INC.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION


99.2                            Press Release dated May 16, 2001

                                                       Exhibit 99.2

                                                       For More Information
                                                       Contact:
                                                       Stacey Levitz
                                                       Senior Director, Investor
                                                       Relations
                                                       Netcentives Inc.
                                                       415.615.2365
                                                       stacey@netcentives.com
                                                       ----------------------

                    Netcentives Announces Management Changes

SAN FRANCISCO, CA - May 16, 2001 - Netcentives Inc. (Nasdaq: NCNT), a leading provider of loyalty and email marketing solutions, today announced that Chief Financial Officer Jack Longinotti has left the Company to pursue other opportunities. In the interim, Gene Meken will assume the CFO responsibilities, effective immediately, while the Company completes an executive search. Meken's prior experience includes executive level finance positions at several divisions of PepsiCo, as well as Young & Rubicam. Netcentives also announced that West Shell III, the Company's Chairman of the Board, has resigned.

About Netcentives

San Francisco-based Netcentives Incorporated is the leading provider of personalized email and rewards solutions. The company offers a broad suite of offline and online products including email communications, sales force incentives, and loyalty and rewards solutions for retail and financial institutions. Netcentives continues to differentiate itself through its integrated marketing approach, which includes experienced client service teams, leading-edge technology and expert consulting. More than 300 companies have partnered with Netcentives to drive their revenue and reduce costs. For more information, visit www.netcentives.com.

(C)2001 Netcentives Inc. All rights reserved. Netcentives is a trademark of Netcentives Inc. Other product and company names herein may be trademarks of their respective owners. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Netcentives' business strategy and future plans and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by Netcentives, may cause Netcentives' actual results and performance to differ materially from the future results and performance expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and Netcentives expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in Netcentives' expectations or future events.